EXHIBIT 99.1


          AGREEMENT TO FURNISH EXHIBITS AND SCHEDULES


HemaCare Corporation (the "Registrant") hereby agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted exhibits or schedules to the Asset Purchase
Agreement, dated as of August 1, 1997, among Gateway Community Blood
Program, Inc. (a wholly owned subsidiary of the Registrant), the Registrant and Haemonetics Corporation (the "Asset Purchase Agreement"), filed with this Form 8-K.